Osterweis Emerging Opportunity Fund OSTGX (the “Fund”)

Supplement dated December 30, 2021 to the
Statutory Prospectus dated June 30, 2021

Effective December 31, 2021, Bryan Wong and Matt Unger will serve as portfolio managers of the Fund. James L. Callinan will continue to serve as lead portfolio manager to the Fund.

1.The following disclosure is added to the section titled “Summary Section - Osterweis Emerging Opportunity Fund - Portfolio Managers” on page 26 of the Prospectus:

James L. Callinan,Vice President & Chief Investment Officer - Emerging Growth - Lead Portfolio Manager
of the Fund and the Predecessor Fund since its inception in 2012.
Bryan Wong - Emerging Growth - Portfolio Manager of the Fund since December 31, 2021.
Matt Unger - Emerging Growth - Portfolio Manager of the Fund since December 31, 2021.

2.    The following disclosure is added to section titled “Management - Portfolio Managers” on page 56 of the Prospectus:

Portfolio Manager	Length of Service with the Funds	Business Experience During the Past Five Years
Bryan Wong	Osterweis Emerging Opportunity Fund (Portfolio Manager since December 2021)	Mr. Bryan Wong serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. He joined the Adviser as a Research Associate for the Core Equity team in 2014. In 2015 he was promoted to Analyst. Mr. Wong transitioned to the Osterweis Emerging Growth team in 2017. Prior to working at the Advisers, Mr. Wong was a member of the investment team managing the endowment of the David and Lucile Packard Foundation. Mr. Wong earned a B.A. from Yale University and M.B.A. from the University of California Berkeley, Haas School of Business.

Matt Unger	Osterweis Emerging Opportunity Fund (Portfolio Manager since December 2021)	Mr. Matthew Unger serves as Vice President and Portfolio Manager of Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC. He joined the Adviser as an Analyst in 2016. Prior to working at the Advisers, Mr. Unger spent three years at RS Investments as a Research Associate covering small cap growth companies in the medical technology and industrial sectors. Mr. Unger earned a B.S. from Trinity University and an M.B.A. from Southern Methodist University, Cox School of Business.

Please retain this Supplement with the Statutory Prospectus.

Osterweis Emerging Opportunity Fund
OSTGX
(the “Fund”)

Supplement dated December 30, 2021 to the
Statement of Additional Information
dated June 30, 2021

Effective December 31, 2021, Bryan Wong and Matt Unger will serve as portfolio managers of the Fund. James L. Callinan will continue to serve as lead portfolio manager to the Fund.

The following disclosure is added to page 47 of the Statement of Additional Information:

The members of the investment team responsible for the Osterweis Emerging Opportunity Fund include James Callinan, Bryan Wong and Matt Unger. The following provides information regarding other accounts managed by the portfolio managers as of November 31, 2021. Asset amounts are approximate and have been rounded.

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance (in millions)
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	3	$100 million	0	$0

The following disclosure on page 47 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Messrs. Cordisco, Hermanski, Fakhry, Kaufman, Kane, Manchuck, Callinan, Vataru, Sheehan, Oh, Wong and Unger’s compensation are fixed salaries that are determined after considering appropriate industry standards. Their salaries are not based on the performance of the Funds or the Funds’ overall net assets. The portfolio managers receive discretionary bonuses that are not fixed. Their discretionary bonuses are determined by a subjective evaluation of, for example but without limitation to, their contribution to the performance of the Funds and other accounts that they manage, their contributions to the quality of research and investment ideas generated by the Advisers, and the overall financial condition of the Advisers. They also participate in a retirement plan.

The following disclosure on page 48 of the Statement of Additional Information is revised as follows:

The following indicates the dollar range of shares that each portfolio manager beneficially owns in each Fund as of March 31, 2021:

Table Key
None	A
$1-$10,000	B
$10,001-$50,000	C
$50,001-$100,000	D
$100,001 - $500,000	E
$500,001-$1,000,000	F
Over $1,000,000	G

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
	Osterweis Fund	Osterweis Strategic Income Fund	Osterweis Growth & Income Fund	Osterweis Emerging Opportunity Fund	Osterweis Total Return Fund
John S. Osterweis	G	F	G	G	G
Gregory S. Hermanski	G	E	F	A	E
Nael Fakhry	F	A	A	A	A
Carl P. Kaufman	A	G	G	E	G
Bradley M. Kane	A	F	E	E	E
James L. Callinan	C	D	A	G	D
Eddy Vataru	A	A	A	A	G
Craig Manchuck	D	E	C	C	D
John Sheehan	C	B	B	C	E
Daniel Oh	A	A	A	A	E
Larry Cordisco	G	A	C	A	B
Bryan Wong*	C	A	A	E	A
Matt Unger*	D	D	A	E	A
*Bryan Wong and Matt Unger’s information is as of November 30, 2021.

Please retain this Supplement with the Statement of Additional Information.